SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Mar. 31, 2016
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of consolidation

(a)Principles of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and, prior to May 20, 2016, its variable interest entity, or VIE for which the Company is the primary beneficiary. All significant intercompany balances and transactions have been eliminated upon consolidation.

Basis of presentation

(b)Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of estimates

(c)Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management of the Group to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates include the fair values of share-based payments, the plans for indefinite reinvestment of undistributed earnings of the PRC subsidiaries in PRC, the collectability of accounts receivable, the realizability of deferred income tax assets, the estimate for useful lives and residual values of long-lived assets, the recoverability of the carrying values of long-lived assets, goodwill and equity method investments, and with respect to revenue recognition and the expected licensing period for perpetual licenses. Actual results could differ from those estimates.

Foreign currency translation and risks

(d)Foreign currency translation and risks

The accompanying consolidated financial statements have been expressed in RMB, the Company’s reporting currency.

The Company, ATA BVI and Xing Wei’s functional currency is the USD. The functional currency of the Company’s PRC subsidiaries is the RMB.

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting foreign exchange gains and losses are included in the consolidated statements of comprehensive income in the line item “Foreign currency exchange losses, net.”

Assets and liabilities of the Company, ATA BVI and Xing Wei are translated into RMB using the applicable exchange rate at each balance sheet date. Revenues and expenses are translated into RMB at average rates prevailing during the year. The resulting foreign currency translation adjustments are recognized as a separate component of accumulated other comprehensive loss within equity. Since the RMB is not a fully convertible currency, all foreign exchange transactions involving RMB must take place either through the People’s Bank of China (the “PBOC”) or other institutions authorized to buy and sell foreign exchange. The exchange rates adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC.

For the convenience of the readers, the 2016 RMB amounts included in the accompanying consolidated financial statements have been translated into USD at the rate of USD1.00 = RMB6.4480, the noon buying rate in New York cable transfers of RMB per USD as set forth in the H.10 weekly statistical release of Federal Reserve Board, as of March 31, 2016. No representation is made that the RMB amounts could have been, or could be, converted into USD at that rate or at any other rate on March 31, 2016.

Commitments and contingencies

(e)Commitments and contingencies

In the normal course of business, the Group is subject to contingencies, such as legal proceedings and claims that cover a wide range of matters. Liabilities for such contingencies are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. If a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, is disclosed.

Fair value measurements

(f)Fair value measurements

The Group utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Group determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction and principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•	Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•

Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•

Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

The level in the fair value hierarchy within which a fair value measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety. In situations where there is little, if any, market activity for the asset or liability at the measurement date, the fair value measurement reflects management’s own judgments about the assumptions that market participants would use in pricing the asset or liability. Those judgments are developed by management based on the best information available in the circumstances.

The Group did not have any nonfinancial assets and liabilities that are measured at fair value on a nonrecurring basis as of March 31, 2015 and 2016, respectively.

The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, advances to third parties, employees and suppliers, which are included in the prepaid expenses and other current assets, and accrued expenses and other payables, all of which have a carrying amount that approximate fair value because of the short maturity of these instruments.

Revenue recognition

(g)Revenue recognition

The Group’s revenues are principally derived from the provision of testing services and online education services. The Group recognizes revenues when all of the following have occurred:

•	persuasive evidence of an agreement with the customer exists;

•	services have been performed and/or delivery of goods has occurred;

•	the fees for services performed and/or price of goods sold are fixed or determinable; and

•	collectability of the fees and/or sales proceeds is reasonably assured.

The application of the above criteria for revenue recognition for each type of service or product is as follows:

i)Testing services

Fees for testing services are recognized upon the completion of the exam by the test taker since the Group has no significant future involvement after the completion of the examination. Fees received in advance of test delivery are recorded as deferred revenue.

ii)Online education services

The Group derives online education revenues from online education services.

The Group sells online training to end users directly or through distributors on a consignment basis. The online training entitles end users to access online education services during a specified service period, which normally ranges between 90 to 365 days from activation.

Online training revenue is recognized on a straight-line basis over the service period commencing at the point of time the user’s access to the online training is activated. If the online training sold to end users is not activated before the expiration date, related online service revenue is recognized on the expiration date. For online training granted with fixed online hours, the Group recognized revenue in proportion of the actual hours taken with the total hours.

The Group is not contractually obligated to accept, nor has the Group historically accepted, returns from end users.

iii)Other revenue

a)Licensing fees from authorized test centers

The Group receives a fixed fee for a perpetual license that provide authorized test centers the right to use the Group’s brand name and e-testing platform.

The Group is obligated to provide ongoing technical support and unspecific system upgrades; and to provide training to authorized test centers’ staff. Fixed fees for perpetual licenses are recognized on a straight-line basis over the expected licensing period of 10 years, which is the period the Group is expected to have continuing involvement with the authorized test centers. Management estimates the expected licensing period based on its historical retention experience, factoring in the expected level of future competition, the risk of technological obsolescence, technological innovation, and the expected changes in the education training environment.

b)Test development services

Test development service fees are recognized upon the acceptance of the developed tests by the customer. The period to develop the tests is short, generally within two to six months from commencement of development.

c)Test administration software products

Test administration software products sales are recognized upon delivery and when collectibility is reasonably assured.

d)Operating leases

The Group recognized the revenue from operating lease on a straight-line basis over the lease term.

iv)Business tax and value added tax (“VAT”)

Revenue is recognized net of business taxes at the rate of 5% of gross revenues or VAT at the rate of 3% or 6% of gross revenues. Business tax and VAT collected from customers, net of VAT paid for purchases, is recorded as a liability in the consolidated balance sheets until paid to the tax authorities.

Cost of revenues

(h)Cost of revenues

Cost of revenues consists primarily of cost of test monitoring, royalty fees for IT vendors and test sponsor licensing arrangements, payroll compensation, and other related costs, which are directly attributable to the rendering of services and delivery of goods.

The test monitoring costs are recognized upon completion of examinations based on actual number of test takers. Royalty fees are recognized as cost of revenues based on actual usage according to contract provisions.

The test monitoring costs and royalty fees for the years ended March 31, 2014, 2015 and 2016 are as follows:

	Year Ended March 31,
	2014	2015	2016
	RMB	RMB	RMB

Test monitoring costs	124,427,159	113,042,449	142,116,286
Royalty fees	14,850,125	4,991,524	4,823,101

Research and development costs

(i)Research and development costs

Research and development costs primarily consist of software developed for internal use and software developed for sale.

i)Software developed for internal use

The Group expenses all costs that are incurred in connection with the planning and implementation phases of the development of software. Costs incurred in the development phase are capitalized and amortized over the estimated product life. No costs were capitalized for any of the periods presented.

ii)Software developed for sale

Costs incurred internally in researching and developing a computer software product are charged to expense as research and development costs prior to technological feasibility being established for the product. Once technological feasibility is established, all computer software costs are capitalized until the product is available for general release to customers. Technological feasibility is established upon completion of all the activities that are necessary to substantiate that the computer software product can be produced in accordance with its design specifications, including functions, features, and technical performance requirements. No costs were capitalized for any of periods presented.

Income taxes

(j)Income taxes

Income taxes are accounted for under the asset and liability method. Under this method, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax loss carryforwards. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in tax rates or tax status is recognized in income in the period that includes the enactment date or the date of change in tax status. A valuation allowance is provided to reduce the amount of deferred income tax assets if it is considered more likely than not that some portion or all of the deferred income tax assets will not be realized.

A deferred tax liability is not recognized for the excess of the Company’s financial statement carrying amount over the tax basis of its investment in a foreign subsidiary, if there exists specific plans for reinvestment of undistributed earnings of a subsidiary which demonstrate that remittance of the earnings will be postponed indefinitely.

The Group recognizes in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Group’s accounting policy is to accrue interest and penalties related to unrecognized tax benefits, if and when required, as interest expense and a component of general and administrative expenses, respectively in the consolidated statements of comprehensive income.

Share-based payment

(k)Share-based payment

The Group measures the cost of employee share options and nonvested shares based on the grant date fair value of the award and recognizes that cost over the period during which an employee is required to provide services in exchange for the award, which generally is the vesting period. For the graded vesting share options and nonvested shares, the Company recognizes the compensation cost over the requisite service period for each separately vesting portion of the award as if the award is, in substance, multiple awards. When no future services are required to be performed by the employee in exchange for an award of equity instruments, and if such award does not contain a performance or market condition, the cost of the award is expensed on the grant date. When there is a modification of the terms and conditions of an award of equity instruments, the Group calculates the incremental compensation cost of a modification as the excess of the fair value of the modified award over the fair value of the original award immediately before its terms are modified, measured based on the share price and other pertinent factors at the modification date. For vested options, the Group recognizes incremental compensation cost in the period the modification occurred. For unvested options, the Group recognizes, over the remaining requisite service period, the sum of the incremental compensation cost and the remaining unrecognized compensation cost for the original award on the modification date.

When there is a change in the grantee status from an employee to a non-employee, if grantee retains the awards on a change in status and continues to provide substantive services to the Group, the change in status results in a new measurement date for the unvested awards with compensation costs measured as if the awards were newly issued to the grantee on the date of the change in status. If grantee retains the awards on a change in status and is not required to provide substantive services to the grantor subsequent to that change in status, the change in status is, in substance, an acceleration of the vesting of the arrangement.

Cash and cash equivalents	(l)Cash and cash equivalents Cash and cash equivalents consist of cash on hand, cash in banks and highly liquid investments with original maturity less than three months.
Accounts receivable

(m)Accounts receivable

Accounts receivable are recognized at invoiced amounts, less an allowance for uncollectible accounts, if any.

The allowance for doubtful accounts is the management’s best estimate of the amount of probable credit losses resulting from the inability of the Group’s customers to make required payments. The allowance for doubtful accounts is based on a review of specifically identified accounts, aging data and historical collection pattern. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Group does not have any off-balance-sheet credit exposure related to its customers.

Long-term investments

(n)    Long-term investments

Equity method investments

The Group applies the equity method to account for an equity interest in an investee over which the Group has significant influence but does not own a majority equity interest or otherwise control.

Under the equity method of accounting, the Group’s share of the investee’s results of operations is reported as share of income (losses) of equity method investments in the consolidated statements of comprehensive income.

The Group recognizes an impairment loss when there is a decline in value below the carrying value of the equity method investment that is considered to be other-than-temporary. The process of assessing and determining whether impairment on an investment is other-than-temporary requires a significant amount of judgment. To determine whether an impairment is other-than-temporary, management considers whether it has the ability and intent to hold the investment until recovery and whether evidence indicating the carrying value of the investment is recoverable outweighs evidence to the contrary. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the decline in value, any change in value subsequent to the period end, and forecasted performance of the investee.

Available-for-sale investments

The Group’s investments in convertible notes are classified as available-for-sale investments which are reported at fair value, with unrealized gains and losses recorded in accumulated other comprehensive income.

Property and equipment, net

(o)Property and equipment, net

Property and equipment is stated at historical cost.

Depreciation is recognized over the following useful lives on the straight-line method, taking into consideration the assets’ estimated salvage value:

Building	30 years
Computer equipment	3 to 5 years
Furniture, fixtures and office equipment	5 years
Software	3 to 5 years
Motor vehicles	5 years
Leasehold improvements	The shorter of lease terms and estimated useful lives

Intangible assets

(p)Intangible assets

Intangible assets acquired are initially recognized and measured at fair value. Intangible assets other than contracts in progress are amortized on a straight-line basis over their respective estimated useful lives, which range from 5 to 12 years.

The Group has no intangible assets with indefinite useful lives.

Impairment of long-lived assets, excluding goodwill

(q)Impairment of long-lived assets, excluding goodwill

Long-lived assets, such as property and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Group first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If the carrying value of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary. The Group recognized an impairment loss of intangible assets of RMB 12,009,457, RMB 310,153 and RMB nil for the years ended March 31, 2014, 2015 and 2016, respectively.

Goodwill

(r)Goodwill

Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. Goodwill is reviewed for impairment at least annually based on its identified reporting units, which are defined as reportable segments or groupings of businesses one level below the reportable segment level. The Group performs a qualitative assessment to determine whether it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount prior to performing the two-step goodwill impairment test. If this is the case, the two-step goodwill impairment test is required. If it is more-likely-than-not that the fair value of a reporting unit is greater than its carrying amount, the two-step goodwill impairment test is not required.

If the two-step goodwill impairment test is required, first, the fair value of the reporting unit is compared with its carrying amount (including goodwill). If the fair value of the reporting unit is less than its carrying amount, an indication of goodwill impairment exists for the reporting unit and the entity must perform step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit’s goodwill. Fair value of the reporting unit is determined using a discounted cash flow analysis. If the fair value of the reporting unit exceeds its carrying amount, step two does not need to be performed.

The Company performs its annual impairment review of goodwill at March 31, and when a triggering event occurs between annual impairment tests. No impairment loss was recorded for any of the periods presented.

Employee benefit plans

(s)Employee benefit plans

As stipulated by the regulations of the PRC, the Company’s PRC subsidiaries are required to contribute to various defined contribution plans, organized by municipal and provincial governments on behalf of their employees. The contributions to these plans are based on certain percentages of the employee’s standard salary base as determined by the local Social Security Bureau. The Group has no other obligation for the payment of employee benefits associated with these plans beyond the annual contributions described above.

Employee benefit expenses recognized under these plans for the years ended March 31, 2014, 2015 and 2016 are allocated to the following expense items:

	Year Ended March 31,
	2014	2015	2016
	RMB	RMB	RMB
Cost of revenues	5,375,566	5,597,846	6,334,414
Research and development	4,960,632	5,563,607	5,810,237
Sales and marketing	3,511,656	4,045,878	4,169,401
General and administrative	2,568,027	2,870,561	2,583,837

Total expense due to employee benefit plans	16,415,881	18,077,892	18,897,889

Earnings per share

(t)Earnings per share

Basic earnings per share is computed by dividing net earnings by the weighted average number of common shares outstanding during the year using the two-class method. Under the two-class method, net income is allocated between common shares and other participating securities based on their participating rights in undistributed earnings. The Company’s nonvested shares relating to the share-based awards under the share incentive plan were considered participating securities since the holders of these securities have non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid).

Diluted earnings per share is calculated by dividing net earnings adjusted for the effect of dilutive common equivalent shares, if any, by the weighted average number of common and dilutive common equivalent shares outstanding during the year. Common equivalent shares consist of common shares issuable upon the exercise of outstanding share options (using the treasury stock method). Common equivalent shares in the diluted earnings per share computation are excluded to the effect that they would be anti-dilutive. In calculating the diluted earnings per share, the undistributed earnings are not reallocated to the participating securities and the common and dilutive common equivalent shares.

Segment reporting

(u)Segment reporting

The Group has one operating segment, testing and training services. Substantially all of the Group’s operations and customers are located in the PRC. Consequently, no geographic information is presented.

Variable interest entity ("VIE")

(v)Variable interest entity (“VIE”)

PRC regulations prohibit direct foreign ownership of business entities that engage in internet content provision (“ICP’’) services in the PRC. The Company and its foreign subsidiaries are prohibited from providing ICP services in the PRC, including having ownership of entities engaged in providing such services. Prior to July 2015, ATA Online had an ICP license for the provision of ICP services in the PRC. However, no ICP services were provided by ATA Online for the years ended March 31, 2014, 2015 and 2016.

Prior to May 20, 2015, the Group had no legal ownership interest in ATA Online but had control over ATA Online through a series of contractual agreements as further described below. Prior to April 2015,  the legal ownership interests of ATA Online were held by Mr. Kevin Xiaofeng Ma, the Company’s co-founder and chairman and Mr. Walter Lin Wang, the Company’s co-founder and director. In April 2015, Mr. Walter Lin Wang transferred all of his equity in ATA Online to Mr. Haichang Xiong, our general counsel.

In May 2015, the Company decided to list ATA Online on the National Equities Exchange and Quotations System in the PRC. In preparation for the listing of ATA Online in the PRC, the contractual arrangements were terminated and the entire equity interests of ATA Online were transferred from Mr. Kevin Xiaofeng Ma and Mr. Haichang Xiong (the nominee shareholders) to ATA Learning and Zhongxiao Zhixing on May 20, 2015 at the consideration of RMB10 million determined based on the registered capital of ATA Online. As a result, ATA Online became a wholly equity-owned subsidiary of the Company. The consideration was paid to the nominee shareholders. As of March 31, 2016, Mr. Haichang Xiong has transferred his consideration of RMB 1 million to Mr. Kevin Xiaofeng Ma,  and the total amount of RMB 10 million will be repaid to ATA BVI by Mr. Kevin Xiaofeng Ma. Further, ATA Online has de-registered its ICP license in July 2015 to be in compliance with PRC regulations.

VIE contractual agreements

A series of contractual agreements, including loan agreements, a call option and cooperation agreement, an equity pledge agreement, a technical support agreement, a strategic consulting service agreement and a power of attorney (collectively, the “VIE Agreements”) were entered among ATA BVI, ATA Learning, ATA Online, Mr. Kevin Xiaofeng Ma and Mr. Walter Lin Wang. These contractual agreements were terminated in May 2015 as aforementioned.

The following is a description of the impact of the VIE Agreements on the Group’s consolidated financial statements during the reporting periods presented.

ATA Online was determined to be a VIE because although Mr. Kevin Xiaofeng Ma and Mr. Walter Lin Wang were the equity holders of ATA Online, (i) their equity investment of RMB10 million in ATA Online was financed by the Group and (ii) they did not participate in any profit or loss of ATA Online.

Although the Company did not have an equity investment in ATA Online, the Company had other variable interests in ATA Online through, among others, (i) the Company’s subordinated loans to Mr. Kevin Xiaofeng Ma and Mr. Walter Lin Wang (used by them to finance their equity investment in ATA Online) and other subordinated loans to ATA Online, (ii) the Company’s right, under the loan agreement, to receive all the dividends declared by ATA Online through its equity holders and (iii) the Company’s exclusive purchase option to acquire (or to have the Group’s designee acquire) 100% of the equity interest or assets in ATA Online for a consideration equal to the loans provided by the Group to Mr. Kevin Xiaofeng Ma and Mr. Walter Lin Wang, to the extent permitted under PRC law. As a result of these variable interests, the Company had the obligation to absorb the expected losses and the right to receive expected residual returns of ATA Online.

Through the VIE Agreements, the Company had a controlling financial interest in ATA Online because the Company had (i) the power to direct activities of ATA Online that most significantly impact the economic performance of ATA Online ( refer to the “Power of attorney agreement”); and (ii) the obligation to absorb the expected losses and the right to receive expected residual return of ATA Online that could potentially be significant to ATA Online(refer to the “Call option and cooperation agreement”).

The termination of the VIE Agreements and the transfer of equity interests of ATA Online from the nominee shareholders to the Group had no impact on the Group’s controlling financial interest in ATA Online. Accordingly, the financial statements of ATA Online are consolidated in the Company’s consolidated financial statements for the years ended March 31, 2014, 2015 and 2016. All of the equity (net assets) and net incomes or losses of ATA Online are attributed to the Company; therefore, no non-controlling interest in ATA Online is presented in the Company’s consolidated financial statements.

The key terms of these VIE Agreements are as follows:

Loan agreements: ATA BVI lent to ATA Online’s equity holders, Mr. Kevin Xiaofeng Ma, and Mr. Walter Lin Wang, interest free loans in the amount of RMB10 million for the sole purpose of investing in ATA Online as ATA Online’s registered capital. The equity holders of ATA Online can only repay the loans by transferring all of their legal ownership interest in ATA Online to ATA BVI or to a third party designated by ATA BVI. The equity holders of ATA Online are required to pay to ATA BVI all dividend received from ATA Online.

Upon termination of the VIE Agreement in May 2015, the nominee shareholders received RMB10 million from the transfer of the legal ownership interests in ATA Online to ATA Learning and Zhongxiao Zhixing in November 2015. Such proceeds will be repaid to ATA BVI based on the agreement with the nominee shareholders.

Technical support agreement: ATA Learning has the exclusive right to provide technical support services to ATA Online. The service fees are mutually agreed by both parties, and are determined based on certain objective criteria such as the actual services required by ATA Online and the actual labor costs, as determined by the number of days and personnel involved, incurred by ATA Learning for providing the services during the relevant period.

Strategic consulting service agreement: ATA Learning provides ATA Online with strategic consulting and related services to ATA Online. The fees for these services are determined by ATA Learning and calculated monthly based on actual time spent providing the services. ATA Learning has the right to adjust the fees payable by ATA Online in accordance with its performance.

For the years ended March 31, 2014, 2015 and 2016, ATA Learning billed RMB 8.0 million, RMB 18.0 million and RMB nil to ATA Online based on the technical support agreement and strategic consulting service agreement.

Call option and cooperation agreement: Through the call option and cooperation agreement entered into among ATA BVI, ATA Online and its equity holders, ATA BVI or any party designated by ATA BVI, has an exclusive purchase option to acquire the equity interest in ATA Online from its equity holders or acquire ATA Online’s assets at any time when permitted by applicable Chinese laws and regulations. The proceeds from the exercise of the call option will be applied to repay the loans under the loan agreements described above.

Equity pledge agreement: To secure the payment obligations of ATA Online under the technical support agreement and the strategic consulting service agreement described above, ATA Online’s equity holders have pledged to ATA Learning their entire equity ownership interests in ATA Online. Under this agreement, equity holders of ATA Online may not transfer the pledged equity interest without ATA Learning’s prior written consent. .

Power of attorney: Each of Mr. Kevin Xiaofeng Ma and Mr. Walter Lin Wang signed a power of attorney, on March 27, 2013 and April 3, 2013 respectively, with ATA Learning to exclusively assign their rights as an shareholder of ATA Online to ATA Learning, including but not limited to voting right and right to appoint director and executive management of ATA Online. The assignment of the shareholder’s rights is legally binding, irrevocable.

The VIE Agreements were terminated in May 2015. The Company’s involvement with the VIE under the VIE Agreements affected the Company’s consolidated financial position as of March 31, 2015, and results of operations and cash flows for the years ended March 31, 2014 and 2015 as indicated below.

The assets and liabilities of ATA Online as of March 31, 2015 and the net revenue and net income and cash flows for the years ended March 31, 2014 and 2015 are as follows:

March 31, 2015
RMB

Cash	18,397,974
Accounts receivable, net	23,145,899
Prepayment and other current assets	5,228,560
Amounts due from related parties	25,159

Total current assets	46,797,592
Equity method investments	35,729,848
Property and equipment, net	562,021
Other assets	8,171,895

Total assets	91,261,356

Accrued expenses and other payables	15,011,489
Amounts due to related parties	19,436,997
Deferred revenue	731,490

Total current liabilities and total liabilities	35,179,976

	Year ended March 31,
	2014	2015
	RMB	RMB

Net revenue	100,204,186	154,454,044
Net income	13,224,130	21,951,065

	Year ended March 31,
	2014	2015
	RMB	RMB
Net cash provided by operating activities	21,829,320	22,655,696
Net cash used in investing activities	(249,904)	(37,956,001)
Net cash used in financing activities	—	—

Amounts due from related parties represent the amount due from ATA BVI, ATA Learning and ATA Testing, which are eliminated in consolidation.

Amounts due to related parties represent the amount due to ATA BVI, ATA Learning and ATA Testing, which are eliminated in consolidation.

All of the assets of ATA Online can be used only to settle obligations of ATA Online. None of the assets of ATA Online has been pledged or collateralized. The creditors of ATA Online do not have recourse to the general credit of ATA BVI or the Company.

Recently issued accounting standards

(w)Recently issued accounting standards

In November 2015, the FASB issued ASU No. 2015-17, Income Taxes - Balance Sheet Classification of Deferred Taxes. The ASU requires entities with a classified balance sheet to present all deferred tax assets and liabilities as noncurrent. The ASU is effective for annual reporting periods in fiscal years beginning after December 15, 2016. Early adoption is permitted at the beginning of an annual period and requires either a prospective or retrospective approach to adoption. The Group is currently evaluating the impact ASU 2015-17 will have on its consolidated financial statements.

In February 2016, the FASB issued Accounting Standards Codification (“ASC”) Topic 842, Leases through ASU No. 2016-02. ASC Topic 842 requires a lessee to recognize all leases, including operating leases, on balance sheet via a right-of-use asset and lease liability, unless the lease is a short-term lease. All (or a portion of) fixed payments by the lessee to cover lessor costs related to ownership of the underlying assets, or executory costs, that do not represent payments for a good or service will be considered lease payments and reflected in the measurement of lease assets and lease liabilities by lessees. The new standard does not substantially change lessor accounting from current U.S. GAAP. The new standard also requires lessees and lessors to disclose more qualitative and quantitative information about their leases than current U.S. GAAP does. The standard is applied retrospectively, with elective reliefs. The new standard is effective for annual and interim reporting periods beginning after December 15, 2018 for a public business entity. Early adoption is permitted. The Group is currently evaluating the impact ASU 2016-02 will have on its consolidated financial statements.

In March 2016, the FASB issued ASU 2016-09, Compensation - Stock Compensation (Topic 718). The ASU simplifies certain aspects related to income taxes, statement of cash flows, and forfeitures when accounting for share-based payment transactions. The ASU will be effective for the annual reporting periods beginning after December 15, 2016, with earlier adoption permitted. Certain of the amendments related to timing of the recognition of tax benefits and tax withholding requirements should be applied using a modified retrospective transition method. Amendments related to the presentation of the statement of cash flows should be applied retrospectively. The Group is currently evaluating the impact ASU 2016-09 will have on its consolidated financial statements.